EXHIBIT 23.2

            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------

HST  Global,  Inc.
150 Research Dr
Hampton, VA 23666

     We hereby consent to the incorporation by reference in the S-8 to be filed by HST Global on or about May 7, 2010 to our report dated April 5, 2010, relating to the consolidated financial statements of HST Global, Inc. appearing in the Company's Form 10-K for the year ended December 31, 2009.


                                        Madsen & Associates CPAs, Inc.

                                        Dated: May 1, 2010
























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